Commitments and Contingencies	9 Months Ended
Sep. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 5 – Commitments and Contingencies

Capital Lease Obligations

In the fourth quarter of 2013, the Company purchased and upgraded equipment from non-related third parties, investing approximately $3.5 million. In December 2013, the Company sold the equipment to a related party leasing company, Impact Engineering, AS. Simultaneously, the equipment package was leased back to Eco-Stim Energy Solutions Argentina SA (“EcoStim Argentina”), a subsidiary of the Company, as a capital lease for a 60-month period with payments beginning in February of 2014. The Company agreed to prepay one year of payments in the amount of approximately $1.0 million and maintain a balance of no less than six months of prepayments until the final six months of the lease. These prepayments were made prior to December 31, 2013. Further rent payments are $81,439 per month and commenced on February 1, 2014. The final six months prepaid is shown as other non-current assets in the condensed consolidated balance sheets with a balance of $488,633.

The minimum present value of the lease payments is $3.1 million with a sixty-month term and implied interest of 14%. The next five years of lease payments are:

Capital Lease Payments
2014	$244,317
2015	977,267
2016	977,267
2017	977,267
2018	977,267
Total Future Payments	4,153,385
Less debt discount due to warrants	(298,211)
Less amount representing interest	(1,036,361)
2,818,813
Less current portion of capital lease obligations	(576,976)
Capital lease obligations, excluding current installments	$2,241,837

Operating Leases

During the third quarter of 2014, the Company and EcoStim Argentina each entered into separate three-year office space leases. The leases each have a term of three years. The combined future minimum lease payments as of September 30, 2014 are as follows:

Operating Leases
2014	$76,328
2015	307,502
2016	314,079
2017	225,348
Thereafter	—
Total	$923,257

Contracts

On May 1, 2014, the Company entered into an agreement with a fiber optic technology provider to purchase equipment and secure exclusive rights to market, sell, utilize and distribute such equipment in Argentina and Mexico (the “Exclusive Purchase Agreement”). Under the Exclusive Purchase Agreement, the Company agreed to purchase proprietary distributed acoustic recording systems, which record and process acoustic and temperature signals from oil and gas wells using fiber optic technology. The agreement called for the purchase of approximately $500,000 in equipment and provided an additional $500,000 payment for the exclusivity previously described. The equipment was delivered in the second quarter of 2014 and will be used for customers requesting field management services based on down-hole well diagnostics.

On May 22, 2014, the Company signed a contract to provide its technology focused well stimulation and completion services to an exploration and production company in the Neuquén province of Argentina. Under the terms of the agreement, this customer will exclusively utilize EcoStim’s well stimulation services. The exclusive agreement extends into 2015 and 2016 for the customer’s full work program. The work is scheduled to begin in the fourth quarter of 2014, subject to certain conditions. On October 20, 2014, the majority of the equipment the Company will use to perform this contract arrived into the Neuquén province of Argentina.

On July 31, 2014, a subsidiary of the Company entered into an equipment purchase order with Feadar S.A., a local Argentine manufacturer of trucks and heavy equipment, to acquire trucks and related equipment to transport well stimulation equipment for a purchase price of approximately $2,723,000.